UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07255
Oppenheimer International Bond Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices)     (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2010

Item 1. Reports to Stockholders.
September 30, 2010 Oppenheimer International Bond Fund Management Commentary and Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Geographical Holdings

Japan	21.9%
Brazil	7.2
Mexico	5.2
Turkey	5.2
United Kingdom	4.7
Indonesia	4.3
Italy	4.0
South Africa	3.6
Spain	3.3
Russia	3.2
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.
6 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended September 30, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended September 30, 2010, Oppenheimer International Bond Fund’s Class A shares (without sales charge) produced a total return of 9.04%, outperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 4.47%.
     We attribute the Fund’s strong relative performance primarily to its emphasis on emerging market bonds over securities from developed markets. The Fund received particularly strong contributions to relative performance from bonds in countries with relatively high inflation-adjusted interest rates and declining inflation, such as Brazil, Turkey and Mexico. We also tended to favor bonds from developing nations with relatively robust economic growth, including Australia and New Zealand, which have prospered amid strong global demand for industrial commodities and other natural resources. Approximately 20% of the Fund’s assets allocated to the emerging markets were invested in corporate bonds, which helped generate competitive levels of current income.
     The Fund successfully avoided the brunt of weakness stemming from the European sovereign debt crisis through underweight positions in Greece, Italy, Ireland and Spain earlier in the reporting period. By the reporting period’s end, however, we had increased the Fund’s exposure to those countries to take advantage of low valuations and potentially improving fundamentals as remedial measures gain traction.
     The Fund’s currency strategies also generally bolstered relative performance through the use of foreign currency exchange contracts when the U.S. dollar strengthened relative to the euro and other developed market currencies. For example, tactical shifts in the Fund’s exposure to emerging market currencies helped support its performance compared to the benchmark. Although we maintained the Fund’s overall average duration in a range that was roughly in line with peer group averages, a relatively long duration posture in the emerging markets added to returns, which we achieved primarily through the use of interest rate swap contracts and total return swap contracts. We also employed futures contracts to establish the Fund’s duration strategies.
     Certain futures contracts tied to the NIKKEI 225 Index and 10-year U.S. Treasury Notes detracted from Fund performance, as these investments did not perform as we would have liked, at least in the short term. A few credit default swap contracts also detracted from Fund performance, primarily one involving a Turkish-related investment.
     Looking forward, we expect interest rates in most parts of the world to remain relatively stable as central banks leave their monetary policies unchanged to stimulate growth in
7 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
a weak global economy. However, we believe that the U.S. dollar is likely to moderate from current levels as investors reach for income and grow more comfortable with credit risks in the slowly recovering economy. Accordingly, we have maintained our emphasis on bonds from nations where economic growth is relatively robust and longer term interest rates have room for further declines.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from the inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on September 27, 2004. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, an index of fixed rate government bonds with maturities of one year or longer. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
8 | OPPENHEIMER INTERNATIONAL BOND FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
9 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER INTERNATIONAL BOND FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
11 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER INTERNATIONAL BOND FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
13 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/27/04. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	April 1, 2010	September 30, 2010	September 30, 2010

Actual
Class A	$1,000.00	$1,079.70	$5.17
Class B	1,000.00	1,077.00	9.73
Class C	1,000.00	1,077.80	8.89
Class N	1,000.00	1,079.50	7.17
Class Y	1,000.00	1,083.00	3.66

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.10	5.03
Class B	1,000.00	1,015.74	9.44
Class C	1,000.00	1,016.55	8.63
Class N	1,000.00	1,018.20	6.95
Class Y	1,000.00	1,021.56	3.55
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2010 are as follows:

Class	Expense Ratios

Class A	0.99%
Class B	1.86
Class C	1.70
Class N	1.37
Class Y	0.70
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS September 30, 2010

	Principal
	Amount		Value

U.S. Government Obligations—0.2%
U.S. Treasury Bills, 0.215%, 12/2/10[1] (Cost $31,192,746)	$31,200,000		$31,193,292

Foreign Government Obligations—75.8%
Argentina—1.0%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[2]	42,430,000		17,438,730
Series GDP, 2.724%, 12/15/35[2]	35,740,000		4,449,630
Series VII, 7%, 9/12/13	21,385,000		20,107,246
Argentina (Republic of) Sr. Unsec. Bonds, 0%, 12/15/35[2]	50,640,000	EUR	7,462,693
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15	89,470,000		79,745,108

			129,203,407

Australia—2.0%
Australia (Commonwealth of) Sr. Unsec. Bonds:
Series 119, 6.25%, 4/15/15	27,460,000	AUD	28,039,027
Series 120, 6%, 2/15/17	15,115,000	AUD	15,471,030
Queensland Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%, 4/21/16	220,945,000	AUD	218,700,335

			262,210,392

Austria—0.7%
Austria (Republic of) Bonds, 4.35%, 3/15/19[3]	28,415,000	EUR	43,669,246
Austria (Republic of) Sr. Unsec. Unsub. Bonds, Series 2, 4.65%, 1/15/18	29,785,000	EUR	46,463,609

			90,132,855

Belgium—0.5%
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17	43,285,000	EUR	69,561,958

Belize—0.0%
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29[2,3]	6,100,000		5,337,500

Brazil—5.1%
Brazil (Federal Republic of) Bonds, 7.125%, 1/20/37	4,090,000		5,398,800
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/12	262,928,000	BRR	152,667,452
9.762%, 1/1/17	745,675,000	BRR	407,814,115
10%, 1/1/21	133,860,000	BRR	70,780,453
11.382%, 5/15/45	32,095,000	BRR	37,097,310
Brazil (Federal Republic of) Sr. Unsec. Unsub. Nts., 5.625%, 1/7/41	14,035,000		15,473,588

			689,231,718

Canada—2.7%
Canada (Government of) Nts.:
3%, 12/1/15	211,305,000	CAD	215,145,415
4%, 6/1/17	101,525,000	CAD	108,968,917
4.25%, 6/1/18	33,330,000	CAD	36,332,583

			360,446,915
17 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Colombia—1.2%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[3]	16,413,000,000	COP	$12,743,478
Colombia (Republic of) Bonds:
7.375%, 9/18/37	13,360,000		17,668,600
12%, 10/22/15	34,907,000,000	COP	25,515,408
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	18,875,000		23,971,250
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	21,600,000		24,840,000
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%, 4/14/21	24,071,000,000	COP	15,717,933
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	9,320,000		11,533,500
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27	37,684,000,000	COP	29,930,285

			161,920,454

Denmark—0.4%
Denmark (Kingdom of) Bonds:
4%, 11/15/17	47,785,000	DKK	9,850,801
4%, 11/15/19	184,105,000	DKK	38,356,028

			48,206,829

Dominican Republic—0.1%
Dominican Republic Bonds, 7.50%, 5/6/21[3]	10,100,000		11,428,150

Egypt—1.4%
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.:
5.75%, 4/29/20[3]	7,215,000		7,765,144
6.875%, 4/30/40[3]	7,805,000		8,819,650
Egypt (The Arab Republic of) Treasury Bills:
10.382%, 11/16/10[4]	65,850,000	EGP	11,434,685
Series 91, 10.111%, 10/19/10[4]	39,075,000	EGP	6,834,693
Series 182, 10.38%, 12/14/10[4]	74,650,000	EGP	12,874,142
Series 182, 10.031%, 1/18/11[4]	46,325,000	EGP	7,924,805
Series 182, 9.963%, 2/1/11[4]	38,450,000	EGP	6,545,719
Series 182, 9.819%, 3/22/11[4]	66,625,000	EGP	11,183,006
Series 273, 10.059%, 10/5/10[4]	107,350,000	EGP	18,839,991
Series 273, 9.526%, 11/30/10[4]	60,550,000	EGP	10,492,284
Series 273, 10.571%, 4/5/11[4]	106,300,000	EGP	17,765,432
Series 364, 10.438%, 12/21/10[4]	32,950,000	EGP	5,669,854
Series 364, 10.508%, 3/8/11[4]	163,550,000	EGP	27,557,012
Series 364, 10.046%, 5/10/11[4]	46,175,000	EGP	7,655,820
Series 364, 10.064%, 7/12/11[4]	111,875,000	EGP	18,200,534
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[3]	85,870,000	EGP	15,173,936

			194,736,707

Finland—0.2%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	18,500,000	EUR	28,044,345

France—0.2%
France (Government of) Bonds, 4%, 4/25/60	18,050,000	EUR	29,013,590
18 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Germany—2.6%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12	65,310,000	EUR	$88,617,587
3.50%, 7/4/19[1]	51,845,000	EUR	78,053,674
Series 07, 4.25%, 7/4/39	32,130,000	EUR	55,461,459
Series 157, 2.25%, 4/10/15	87,770,000	EUR	124,212,965

			346,345,685

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[3]	17,490,000		20,113,500

Greece—0.6%
Hellenic Republic Bonds, 4.30%, 3/20/12	7,305,000	EUR	9,501,459
Hellenic Republic Sr. Unsec. Unsub. Bonds:
30 yr., 4.50%, 9/20/37	51,755,000	EUR	41,154,094
30 yr., 4.60%, 9/20/40	30,615,000	EUR	24,745,254

			75,400,807

Hungary—0.6%
Hungary (Republic of) Bonds:
Series 17/B, 6.75%, 2/24/17	10,398,500,000	HUF	51,709,716
Series 19/A, 6.50%, 6/24/19	4,959,000,000	HUF	24,048,198

			75,757,914

Indonesia—1.0%
Indonesia (Republic of) Nts.:
6.875%, 1/17/18[3]	38,065,000		46,344,138
7.25%, 4/20/15[3]	14,860,000		17,720,550
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38[3]	15,030,000		20,703,825
10.375%, 5/4/14[3]	5,380,000		6,826,144
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds:
5.875%, 3/13/20[3]	13,065,000		15,139,722
6.625% 2/17/37[3]	2,070,000		2,540,925
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[3]	19,610,000		28,777,675

			138,052,979

Ireland—0.5%
Ireland (Republic of) Bonds:
4.50%, 4/18/20	24,125,000	EUR	27,960,485
4.60%, 4/18/16	18,455,000	EUR	23,718,753
Ireland (Republic of) Sr. Unsub. Bonds., 4.50%, 10/18/18	16,515,000	EUR	19,902,473

			71,581,711

Israel—1.2%
Israel (State of) Bonds:
5%, 1/31/20	278,860,000	ILS	79,943,285
6%, 2/28/19	261,340,000	ILS	80,629,808

			160,573,093
19 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Italy—3.9%
Italy (Republic of) Bonds:
3.75%, 3/1/21	82,635,000	EUR	$111,823,447
4%, 9/1/20	128,105,000	EUR	177,871,995
5%, 9/1/40	33,380,000	EUR	47,483,840
Italy (Republic of) Treasury Bonds, 3.75%, 12/15/13	132,160,000	EUR	187,463,467

			524,642,749

Japan—21.6%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29[6]	33,911,000,000	JPY	436,533,849
Japan (Government of) Sr. Unsec. Bonds:
2 yr., 0.20%, 1/15/12[6]	37,910,000,000	JPY	454,537,630
5 yr., 0.50%, 12/20/14[6]	63,197,000,000	JPY	766,137,201
10 yr., Series 308, 1.30%, 6/20/20[6]	42,835,000,000	JPY	532,808,289
Japan (Government of) Sr. Unsec. Unsub. Bonds:
5 yr., Series 91, 0.40%, 9/20/15	53,949,000,000	JPY	650,677,416
10yr., Series 310, 1%, 9/20/20[6]	4,461,000,000	JPY	53,778,349

			2,894,472,734

Korea, Republic of South—1.5%
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20	110,821,000,000	KRW	104,231,123
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16	11,887,000		13,385,713
7.125%, 4/16/19	18,555,000		23,716,333
Korea (Republic of) Treasury Bonds, Series 0475-1112, 4.75%, 12/10/11	65,030,000,000	KRW	58,238,250

			199,571,419

Malaysia—0.5%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%, 6/4/15[3]	17,925,000		18,979,886
Malaysia (Government of) Bonds, Series 0110, 3.835%, 8/12/15	133,315,000	MYR	44,323,847

			63,303,733

Mexico—3.9%
United Mexican States Bonds:
5.625%, 1/15/17	32,640,000		37,503,360
Series M10, 7.25%, 12/15/16[2]	288,780,000	MXN	24,627,875
Series M20, 7.50%, 6/3/27[2]	1,046,930,000	MXN	90,074,038
Series M10, 7.75%, 12/14/17	1,562,900,000	MXN	137,008,696
Series M10, 8%, 12/17/15	297,000,000	MXN	25,980,562
Series M10, 8.50%, 12/13/18	323,990,000	MXN	29,801,969
Series M20, 10%, 12/5/24	1,731,340,000	MXN	183,140,797

			528,137,297
20 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

New Zealand—1.6%
New Zealand (Government of) Sr. Unsec. Bonds, Series 415, 6%, 4/15/15	272,645,000	NZD	$214,012,972

Norway—0.1%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15	90,660,000	NOK	17,017,547

Panama—0.4%
Panama (Republic of) Bonds:
7.25%, 3/15/15	14,290,000		17,148,000
8.875%, 9/30/27	6,640,000		9,677,800
9.375%, 4/1/29	6,770,000		10,290,400
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	7,870,000		10,034,250

			47,150,450

Peru—0.3%
Peru (Republic of) Bonds, 7.35%, 7/21/25	30,020,000		39,101,050
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16[4]	1,426,420		1,209,461

			40,310,511

Philippines—0.3%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	22,995,000		26,904,150
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/31/21	652,000,000	PHP	15,254,378

			42,158,528

Poland—2.7%
Poland (Republic of) Bonds:
5.25%, 10/25/20	193,570,000	PLZ	65,916,284
Series 0414, 5.75%, 4/25/14	32,080,000	PLZ	11,317,574
Series 0415, 5.50%, 4/25/15	647,485,000	PLZ	226,038,944
Series 1015, 6.25%, 10/24/15	161,235,000	PLZ	58,130,630

			361,403,432

Portugal—0.3%
Portugal (Republic of) Bonds, 4.45%, 6/15/18	8,730,000	EUR	10,829,965
Portugal (Republic of) Sr. Unsec. Unsub. Bonds., 4.35%, 10/16/17	28,080,000	EUR	35,397,628

			46,227,593

Qatar—0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[3]	11,640,000		12,862,200

South Africa—3.0%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	14,000,000		15,715,000
Series R208, 6.75%, 3/31/21	320,500,000	ZAR	42,165,528
Series R207, 7.25%, 1/15/20	1,108,960,000	ZAR	152,686,701
21 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

South Africa Continued
Series R204, 8%, 12/21/18	430,290,000	ZAR	$62,510,931
Series R186, 10.50%, 12/21/26	728,890,000	ZAR	128,373,108

			401,451,268

Spain—3.2%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17	126,940,000	EUR	192,251,265
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18	175,865,000	EUR	244,059,019

			436,310,284

Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20[5,6]	9,970,000		10,057,238

Sweden—0.2%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17	202,715,000	SEK	32,814,426

The Netherlands—0.5%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/18	26,145,000	EUR	40,049,354
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17	15,285,000	EUR	23,981,680

			64,031,034

Turkey—4.7%
Turkey (Republic of) Bonds:
6.75%, 4/3/18	24,225,000		28,464,375
7%, 9/26/16	11,300,000		13,390,500
7%, 3/11/19	9,650,000		11,531,750
10.50%, 1/15/20[2]	72,940,000	TRY	55,677,038
11%, 8/6/14	183,790,000	TRY	137,473,726
16%, 3/7/12[2]	389,245,000	TRY	298,078,980
Series CPI, 14.047%, 8/14/13[2]	23,725,000	TRY	23,956,080
Turkey (Republic of) Nts., 7.50%, 7/14/17	12,420,000		15,121,350
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19	15,000,000		18,525,000
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40	10,200,000		11,680,428
7.25%, 3/5/38	10,200,000		12,265,500

			626,164,727

Ukraine—0.4%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	14,640,000		14,768,100
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17[3]	22,470,000		22,090,257
Ukraine (Republic of) Sr. Unsec. Unsub. Bonds, 6.58%, 11/21/16[3]	5,865,000		5,745,237
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12[3]	8,750,000		8,925,000

			51,528,594
22 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

United Kingdom—2.9%
United Kingdom Treasury Bonds:
2.25%, 3/7/14	67,640,000	GBP	$109,977,956
4.75%, 3/7/20	90,120,000	GBP	162,533,681
4.75%, 12/7/38	65,155,000	GBP	117,549,618

			390,061,255

Uruguay—0.5%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	20,090,000		26,016,550
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	13,000,000		15,697,500
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	23,255,000		29,998,950

			71,713,000

Venezuela—1.0%
Venezuela (Republic of) Bonds:
9%, 5/7/23	46,130,000		31,599,050
9.25%, 9/15/27	12,140,000		8,953,250
Venezuela (Republic of) Nts.:
8.25%, 10/13/24	2,950,000		1,910,125
8.50%, 10/8/14	13,230,000		11,179,350
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 7.75%, 10/13/19	4,300,000		2,924,000
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	23,895,000		13,620,150
7.65%, 4/21/25	47,405,000		29,035,563
9.375%, 1/13/34	15,475,000		10,600,375
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	21,165,000		19,842,188

			129,664,051

Total Foreign Government Obligations (Cost $9,358,002,340)			10,172,367,551

Corporate Bonds and Notes—14.3%
Consumer Discretionary—0.1%
Hotels, Restaurants & Leisure—0.1%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[3]	8,400,000		8,068,200

Consumer Staples—0.1%
Beverages—0.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[2]	13,820,000	BRR	8,024,911

Food Products—0.1%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[3]	10,755,000		11,340,072

Energy—3.7%
Oil, Gas & Consumable Fuels—3.7%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	11,200,000		11,788,000
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[3]	5,965,000		6,140,717
23 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16[3]	$13,460,000	$14,368,550
7.288% Sr. Sec. Nts., 8/16/37[3]	50,930,000	56,980,484
8.125% Nts., 7/31/14[3]	10,810,000	12,310,428
8.146% Sr. Sec. Nts., 4/11/18[3]	18,820,000	22,113,500
8.625% Sr. Sec. Nts., 4/28/34[3]	11,855,000	15,160,174
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	35,350,000	44,187,500
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18[3]	30,360,000	37,266,900
11.75% Sr. Unsec. Nts., 1/23/15[3]	49,140,000	62,407,800
KMG Finance Sub BV, 7% Sr. Unsec. Nts., 5/5/20[3]	8,400,000	9,303,000
Lukoil International Finance BV:
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[3]	5,525,000	5,718,375
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[5]	4,390,000	4,807,050
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	20,240,000	21,992,784
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21[3]	11,930,000	12,496,675
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts., 6/15/38	11,890,000	12,861,223
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	14,160,000	15,744,277
5.875% Sr. Unsec. Nts., 3/1/18	5,960,000	6,651,712
7.875% Sr. Unsec. Nts., 3/15/19	22,940,000	28,719,518
Petroleos de Venezuela SA, 5.25% Sr. Unsec. Unsub. Nts., 4/12/17	5,920,000	3,448,400
Petroleos Mexicanos:
5.50% Bonds, 1/21/21[3]	11,900,000	12,733,000
6% Sr. Unsec. Nts., 3/5/20[3]	14,380,000	15,961,800
8% Unsec. Unsub. Nts., 5/3/19	7,820,000	9,735,900
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[3]	17,320,000	21,303,600
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11[3]	3,606,014	3,599,881
PT Adaro Indonesia, 7.625% Nts., 10/22/19[3]	14,950,000	16,370,250
Tengizchevroil LLP, 6.124% Nts., 11/15/14[3]	8,271,318	8,788,276

		492,959,774

Financials—6.2%
Capital Markets—0.1%
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69[3]	5,300,000	6,360,000
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 7.65% Sr. Sec. Bonds, 9/7/11	4,800,000	4,878,000

		11,238,000

Commercial Banks—3.8%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[3]	14,880,000	14,896,368
24 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Commercial Banks Continued
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	$11,700,000		$11,817,000
Banco BMG SA:
9.15% Nts., 1/15/16[3]	10,630,000		11,704,693
9.95% Unsec. Unsub. Nts., 11/5/19[3]	8,380,000		9,532,250
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20[5]	5,870,000		6,156,163
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20[5]	8,740,000		8,871,100
6.95% Sub. Nts., 11/7/21[2,3]	5,410,000		5,227,683
Banco do Brasil SA:
5.375% Unsec. Sub. Nts., 1/15/21[5,6]	10,590,000		10,603,238
8.50% Jr. Sub. Perpetual Bonds[3,7]	10,135,000		11,959,300
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[3]	8,650,000		9,579,875
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	94,638,000	EUR	135,764,774
4.50% Sr. Sec. Nts., 7/13/21	64,787,000	EUR	92,309,596
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[3]	3,275,000		3,373,250
9.25% Sr. Nts., 10/16/13[3]	60,130,000		66,744,300
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[3]	21,660,000		22,882,815
6.375% Bonds, 4/30/22[2,3]	22,793,000		22,968,848
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04[3,8,9]	550,000		—
Salisbury International Investments Ltd., 4.671% Sec. Nts., Series 2006-003, Tranche E, 7/20/11[2,5]	2,400,000		2,254,320
TransCapitalInvest Ltd. for OJSC AK Transneft, 8.70% Sec. Nts., 8/7/18[3]	5,340,000		6,582,821
UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[3]	8,980,000		8,935,100
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[3]	25,215,000		27,640,683
VTB Capital SA:
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	17,600,000		18,304,000
6.875% Sr. Sec. Nts., 5/29/18[3]	4,960,000		5,251,648

			513,359,825

Consumer Finance—0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12[8,9]	14,000,000		1,808,800

Diversified Financial Services—0.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[3]	18,487,974		16,361,857
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	19,477,000	EUR	27,824,862
Banco Invex SA, 28.62% Mtg.-Backed Certificates, Series 062U, 3/13/34[2,10]	27,603,725	MXN	7,879,827
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20[3]	11,910,000		12,738,662
Cloverie plc, 4.541% Sec. Nts., Series 2005-93, 12/20/10[2]	3,600,000		3,442,680
25 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Diversified Financial Services Continued
JPMorgan Hipotecaria su Casita:
7.555% Sec. Nts., 8/26/35[5]	34,101,099	MXN	$2,465,168
27.067% Mtg.-Backed Certificates, Series 06U, 9/25/35[2]	12,714,000	MXN	2,139,377
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[3,11]	5,310,000		3,238,426
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub. Bonds, 2/2/20[3]	3,300,000		3,617,625

			79,708,484

Thrifts & Mortgage Finance—1.7%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[3]	5,360,000		5,494,000
WM Covered Bond Program:
3.875% Sec. Nts., Series1, 9/27/11	20,098,000	EUR	27,939,985
4% Sec. Mtg. Nts., Series 2, 9/27/16	124,715,000	EUR	177,134,098
4.375% Sec. Nts., 5/19/14	13,580,000	EUR	19,541,489

			230,109,572

Industrials—0.4%
Construction & Engineering—0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[3]	15,707,588		18,220,802
Odebrecht Finance Ltd.:
7% Sr. Unsec. Nts., 4/21/20[3]	5,290,000		5,686,750
9.625% Sr. Unsec. Nts., 4/9/14[5]	2,990,000		3,528,200

			27,435,752

Road & Rail—0.2%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[5,6]	5,885,000		6,109,366
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[3]	9,890,400		8,604,648
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23	51,000,000	ZAR	8,208,145

			22,922,159

Materials—1.2%
Chemicals—0.2%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[3]	15,030,000		16,269,975
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20[3]	8,400,000		8,914,500

			25,184,475

Construction Materials—0.2%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[3]	8,115,000		7,648,388
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[3]	8,940,000		9,040,128
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[3]	7,170,000		7,707,750

			24,396,266
26 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Metals & Mining—0.7%
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	$5,700,000		$6,298,500
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[3]	26,990,000		29,904,920
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[3]	51,960,000		56,376,600

			92,580,020

Paper & Forest Products—0.1%
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20[3]	8,940,000		8,716,500
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[3]	4,095,000		4,115,475

			12,831,975

Telecommunication Services—0.9%
Diversified Telecommunication Services—0.3%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[3]	17,935,000		16,634,713
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	30,216,000		30,744,780

			47,379,493

Wireless Telecommunication Services—0.6%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40	11,920,000		13,326,930
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	140,800,000	MXN	11,300,726
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[3]	11,910,000		13,696,500
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[3]	32,440,000		37,273,560

			75,597,716

Utilities—1.7%
Electric Utilities—1.4%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[3]	9,400,000		11,139,000
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[3]	10,125,000		12,150,000
Eskom Holdings Ltd., 10% Nts., Series ES23, 1/25/23	314,000,000	ZAR	49,833,819
Eskom Holdings Ltd., 9.25% Bonds, Series ES18, 4/20/18	70,000,000	ZAR	10,821,270
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[3]	31,120,000		35,265,215
Majapahit Holding BV:
7.25% Nts., 10/17/11[3]	6,870,000		7,256,094
7.75% Nts., 10/17/16[3]	15,500,000		18,212,500
8% Sr. Unsec. Nts., 8/7/19[3]	11,150,000		13,547,250
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	665,100,000	PHP	15,311,774
TGI International Ltd., 9.50% Nts., 10/3/17[3]	10,420,000		11,878,800

			185,415,722
27 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Energy Traders—0.3%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	$12,290,000	$13,007,220
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19[3]	7,500,000	9,112,500
7.39% Sr. Gtd. Unsec. Nts., 12/2/24[3]	8,120,000	10,028,200
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[3]	8,410,000	9,548,479

Total Corporate Bonds and Notes (Cost $1,791,782,069)		1,912,057,615

Shares

Common Stocks—0.0%
MHP SA, GDR[3,9] (Cost $11,892)	169,861	2,573,394

	Principal
	Amount

Structured Securities—7.7%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	100,330,000,000	IDR	13,507,453
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	134,050,000,000	IDR	18,047,185
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25	100,660,000,000	IDR	13,953,890
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24	27,100,000,000	IDR	3,535,723
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24	53,310,000,000	IDR	6,955,327
Indonesia (Republic of) Total Return Linked Nts., Series 50, 10.50%, 8/19/30	67,450,000,000	IDR	9,080,811
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30	69,180,000,000	IDR	9,313,721
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25	69,180,000,000	IDR	9,590,007
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds, 14%, 3/9/11[2,5]	8,710,000	GHS	6,141,008
Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%, 12/15/10[2,5]	8,825,000	GHS	6,201,033
Indonesia (Republic of) Credit Linked Nts., 10%, 9/19/24	62,980,000,000	IDR	8,216,967
Indonesia (Republic of) Credit Linked Nts., Series 03, 10.50%, 8/19/30	66,900,000,000	IDR	9,006,764
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%, 9/17/25	67,110,000,000	IDR	9,303,055
Indonesia (Republic of) Credit Linked Nts., Series 25, 11%, 9/17/25	101,170,000,000	IDR	14,024,588
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30	67,710,000,000	IDR	9,115,814
Indonesia (Republic of) Credit Linked Nts., Series 55, 10.50%, 8/19/30	101,170,000,000	IDR	13,620,543
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25	68,100,000,000	IDR	9,440,293
Indonesia (Republic of) Total Return Linked Nts., Series 53, 10.50%, 8/19/30	68,100,000,000	IDR	9,168,320
28 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Structured Securities Continued
Citigroup Funding, Inc:. Continued
Instituto Costarricense De Eletricidad
Total Return Linked Nts., 10/25/11[2,12]	$14,720,000		$14,720,000
Kenya (Republic of) Credit Linked Bonds, Series 5, 14%, 3/9/11	7,600,000	GHS	5,358,400
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15[2]	188,735,000	UAH	19,421,920
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[5]	11,920,000,000	COP	8,094,855
Colombia (Republic of) Credit Linked Nts., 13.756%, 2/26/15[5,10]	10,435,000,000	COP	12,632,134
Colombia (Republic of) Credit Linked Nts., Series 01, 13.376%, 2/26/15[5,10]	3,833,000,000	COP	4,640,054
Colombia (Republic of) Credit Linked Nts., Series 02, 13.376%, 2/26/15[5,10]	4,568,000,000	COP	5,529,812
Colombia (Republic of) Total Return Linked Bonds, Series B, 9.25%, 5/15/14	26,560,000,000	COP	16,322,201
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[5]	289,700,000	DOP	8,198,119
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 3/30/11[9,15]	220,242,600	RUR	720
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12[2]	58,446,000	RUR	1,681,399
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%, 1/19/17	85,958,000,000	VND	1,755,140
Credit Suisse First Boston, Inc., (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 5/20/10[9,15]	64,600,000	RUR	211
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Oreniz Total Return Linked Nts., Series 009, 9.24%, 2/24/12[2]	67,500,000	RUR	1,941,868
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/27/12	45,150,000	RUR	1,367,234
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	155,430,000	RUR	5,683,347
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	144,200,000	RUR	5,272,718
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	106,500,000	RUR	3,894,206
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11	12,315,532	MXN	935,760
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11	8,167,971	MXN	620,620
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.064%, 4/30/25[4,5]	6,314,204		4,151,800
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25[4,5]	5,451,304		3,625,474
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.138%, 4/30/25[4,5]	4,872,779		3,229,523
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.191%, 4/30/25[4,5]	6,067,005		4,021,019
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%, 4/30/25[4,5]	6,924,565		4,589,382
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25[4,5]	5,531,917		3,666,379
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%, 4/30/25[4,5]	5,199,767		3,446,241
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11[2,5]	8,755,000		9,634,878
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30	119,230,000,000	IDR	16,093,445
29 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
Deutsche Bank AG: Continued
Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/22/21	38,920,000,000	IDR	$5,987,400
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21	140,400,000,000	IDR	21,491,645
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%, 9/17/25	97,410,000,000	IDR	13,503,362
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	160,790,000	RUR	5,879,862
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	133,110,000	RUR	4,867,644
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.899%, 9/24/14[2,5]	27,100,000	MXN	2,161,136
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.899%, 9/24/14[2,5]	5,420,000	MXN	432,227
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.899%, 9/24/14[2,5]	9,033,333	MXN	720,379
Opic Reforma I Credit Linked Nts., Cl. 1D, 7.899%, 9/24/14[2,5]	4,516,667	MXN	360,189
Opic Reforma I Credit Linked Nts., Cl. 1E, 7.899%, 9/24/14[2,5]	6,323,333	MXN	504,265
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.41%, 5/22/15[2,5]	2,585,931	MXN	206,219
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.41%, 5/22/15[2,5]	4,524,148	MXN	360,786
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.41%, 5/22/15[2,5]	68,213,181	MXN	5,439,776
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.41%, 5/22/15[2,5]	4,971,283	MXN	396,443
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.41%, 5/22/15[2,5]	3,611,731	MXN	288,024
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.41%, 5/22/15[2,5]	2,306,631	MXN	183,946
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.41%, 5/22/15[2,5]	424,788	MXN	33,875
Ukraine (Republic of) 5.5 yr. Total Return Linked Nts., 4.05%, 3/1/11	2,505,000		2,252,822
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%, 8/30/11	2,505,000		1,948,489
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12	2,505,000		1,781,306
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12	2,505,000		1,612,343
United Mexican States Credit Linked Nts., 9.52%, 1/5/11	8,130,942	MXN	617,806
Eirles Two Ltd. Sec. Nts., Series 335, 2.114%, 4/30/12[2,5]	11,200,000		10,459,680
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.802%, 3/29/17[3,4]	129,050,000	TRY	44,546,360
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37[4,5]	376,977,600,000	COP	15,254,457
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.805%, 12/20/17[2,5]	42,470,000		36,524,200
Series 2008-01, 9.888%, 8/2/10[4,5,9,15]	63,164,246	BRR	3,733,111
Series 2008-2A, 6.74%, 9/17/13[2,5]	19,005,000		19,162,742
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.190%, 1/5/16[4,5]	68,635,000,000	COP	27,487,526
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16[4,5]	90,697,000,000	COP	33,972,044
Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%, 10/31/16[4,5]	90,312,000,000	COP	33,837,862
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[5]	12,645,000,000	COP	8,813,141
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%, 9/17/25[3]	69,180,000,000	IDR	9,590,007
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30[3]	66,900,000,000	IDR	9,006,764
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30[3]	67,450,000,000	IDR	9,080,811
Indonesia (Republic of) Credit Linked Nts., Series 55, 11%, 9/17/25[3]	67,450,000,000	IDR	9,350,187
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30[3]	68,100,000,000	IDR	9,168,320
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25[3]	68,100,000,000	IDR	9,440,293
JPMorgan Chase & Co. London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21	120,620,000,000	IDR	18,437,750
30 | OPPENHEIMER INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Structured Securities Continued
JPMorgan Chase Bank NA:
Export-Import Bank Total Return Linked Bonds, 6.55%, 3/13/13	2,181,000,000	INR	$46,478,816
Indonesia (Republic of) Credit Linked Nts., Series 11, 10.50%, 8/19/30[3]	100,000,000,000	IDR	13,463,025
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30[3]	119,230,000,000	IDR	16,051,965
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25[3]	46,070,000,000	IDR	6,386,407
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25[3]	92,130,000,000	IDR	12,771,427
Indonesia (Republic of) Credit Linked Nts., Series 5, 10.50%, 8/19/30[3]	146,065,000,000	IDR	19,664,768
Russian Federation Credit Linked Bonds, 10%, 9/30/11[2,3]	442,790,000	RUR	15,345,477
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[5]	13,289,000,000	COP	7,405,932
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[3]	26,120,000	PEN	7,759,172
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	365,661,537	RUR	5,886,300
Morgan Stanley & Co. International Ltd./Red Arrow International Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/10/12	74,644,455	RUR	2,529,794
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22[3,4]	173,500,000	BRR	14,608,454
Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17[2,5]	17,600,000		14,608,000
Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%, 10/15/17[2,5]	12,250,000		10,167,500
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[5]	11,760,000		10,598,112
VimpelCom Total Return Linked Nts., 9.25%, 7/26/13[2]	692,500,000	RUR	23,798,138
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12	17,868,959		17,826,073
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12	23,877,538		23,815,457
Standard Bank Group Ltd.:
Ghana (Republic of) Credit Linked Bonds, 10.915%, 3/23/11[4,5]	15,655,000	GHS	10,435,436
Ghana (Republic of) Credit Linked Bonds, 12.684%, 11/24/10[4,5]	13,510,000	GHS	9,322,374
Ghana (Republic of) Credit Linked Bonds, Series 02, 12.606%, 1/5/11[4,5]	9,890,000	GHS	6,723,118
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%, 3/9/11[2,5,6]	7,170,000	GHS	5,070,616
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[5]	7,369,232	GHS	5,261,890

Total Structured Securities (Cost $993,226,071)			1,033,624,811

	Expiration	Strike
	Date	Price		Contracts

Options Purchased—0.5%
Euro (EUR) Call[9]	1/7/11	$1.340		250,000,000	9,844,063
Euro (EUR) Call[9]	1/7/11	1.355		250,000,000	9,386,718
Euro (EUR) Call[9]	1/10/11	1.355		250,000,000	12,149,965
South Korean Won (KRW) Put[9]	11/29/10	12.25	JPY	6,765,000,000	93,290
South Korean Won (KRW) Put[9]	11/29/10	12.44	JPY	6,765,000,000	165,707
South Korean Won (KRW) Put[9]	11/29/10	12.20	JPY	7,217,000,000	78,412
South Korean Won (KRW) Put[9]	11/29/10	11.955	JPY	7,217,000,000	39,417
31 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Expiration	Strike
	Date	Price		Contracts	Value

Options Purchased Continued
South Korean Won (KRW) Put[9]	11/29/10	12.05	JPY	7,217,000,000	$48,408
U.S. Treasury Nts. Futures, 10 yr., 12/21/10 Call[9]	11/26/10	$126.00		20,000	27,812,000

Total Options Purchased (Cost $47,583,841)					59,617,980

				Shares

Investment Company—0.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%[13,14] (Cost $30,173,589)				30,173,589	30,173,589
Total Investments, at Value (Cost $12,251,972,548)				98.7%	13,241,608,232
Other Assets Net of Liabilities				1.3	179,232,500

Net Assets				100.0%	$13,420,840,732

Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

DKK	Danish Krone

DOP	Dominican Republic Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound Sterling

GHS	Ghana Cedi

HUF	Hungarian Forint

IDR	Indonesia Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Nuevo Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peruvian New Sol

PHP	Philippines Peso

PLZ	Polish Zloty

RUR	Russian Ruble

SEK	Swedish Krona

TRY	New Turkish Lira

UAH	Ukraine Hryvnia

VND	Vietnam Dong

ZAR	South African Rand

1.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $51,172,855. See Note 5 of the accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,725,741,415 or 12.86% of the Fund’s net assets as of September 30, 2010.

4.	Zero coupon bond reflects effective yield on the date of purchase.
32 | OPPENHEIMER INTERNATIONAL BOND FUND

5.	Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $422,578,560, which represents 3.15% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20	9/15/10	$5,822,277	$6,156,163	$333,886
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20	9/9/10	8,719,286	8,871,100	151,814
Banco do Brasil SA, 5.375% Unsec. Sub. Nts., 1/15/21	9/28/10	10,517,564	10,603,238	85,674
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds, 14%, 3/9/11	8/5/10	6,126,118	6,141,008	14,890
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%, 12/15/10	2/11/10	6,155,445	6,201,033	45,588
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	5,025,321	8,094,855	3,069,534
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., 13.756%, 2/26/15	7/18/08	9,221,393	12,632,134	3,410,741
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 01, 13.376%, 2/26/15	7/31/08	3,427,167	4,640,054	1,212,887
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 02, 13.376%, 2/26/15	8/8/08	4,118,069	5,529,812	1,411,743
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	3/7/07	8,695,818	8,198,119	(497,699)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%, 4/30/25	4/16/09	3,248,889	3,446,241	197,352
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25	5/18/10	3,489,410	3,625,474	136,064
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25	8/18/09	3,481,593	3,666,379	184,786
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.138%, 4/30/25	3/30/10	3,106,934	3,229,523	122,589
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.064%, 4/30/25	7/16/10	4,058,037	4,151,800	93,763
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.191%, 4/30/25	12/17/09	3,847,625	4,021,019	173,394
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%, 4/30/25	9/25/09	4,369,116	4,589,382	220,266
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11	12/8/08	8,718,668	9,634,878	916,210
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1A, 7.899%, 9/24/14	12/27/07	2,490,580	2,161,136	(329,444)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1B, 7.899%, 9/24/14	6/12/08	522,535	432,227	(90,308)
33 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1C, 7.899%, 9/24/14	8/12/08	$888,889	$720,379	$(168,510)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1D, 7.899%, 9/24/14	8/6/09	346,616	360,189	13,573
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1E, 7.899%, 9/24/14	9/10/09	472,684	504,265	31,581
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.41% 5/22/15	5/21/08	249,324	206,219	(43,105)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.41%, 5/22/15	6/12/08	436,168	360,786	(75,382)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.41%, 5/22/15	6/18/08	6,617,724	5,439,776	(1,177,948)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.41%, 5/22/15	7/8/08	481,935	396,443	(85,492)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.41%, 5/22/15	7/15/08	350,722	288,024	(62,698)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.41%, 5/22/15	8/8/08	227,066	183,946	(43,120)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.41%, 5/22/15	8/22/08	41,897	33,875	(8,022)
Eirles Two Ltd. Sec. Nts., Series 335, 2.114%, 4/30/12	9/17/07-2/24/09	10,903,552	10,459,680	(443,872)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37	8/24/10	29,607,400	15,254,457	(14,352,943)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.805%, 12/20/17	12/13/07	42,470,000	36,524,200	(5,945,800)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	4/18/08-10/1/08	31,666,703	3,733,111	(27,933,592)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 6.74%, 9/17/13	10/23/08-2/26/09	19,184,196	19,162,742	(21,454)
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%, 10/31/16	10/18/06	14,200,189	33,837,862	19,637,673
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.190%, 1/5/16	12/6/05	11,167,708	27,487,526	16,319,818
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16	10/16/06	14,183,697	33,972,044	19,788,347
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	8,851,652	8,813,141	(38,511)
JPMorgan Hipotecaria su Casita, 7.555% Sec. Nts., 08/26/35	3/21/07-12/8/08	3,092,229	2,465,168	(627,061)
Lukoil International Finance BV, 7.25% Sr. Unsec. Unsub. Nts., 11/5/19	8/20/10	4,817,764	4,807,050	(10,714)
34 | OPPENHEIMER INTERNATIONAL BOND FUND

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20	9/29/10	$5,885,000	$6,109,366	$224,366
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	5,679,060	7,405,932	1,726,872
Morgan Stanley Capital Services, Inc., Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17	11/2/07	17,600,000	14,608,000	(2,992,000)
Morgan Stanley Capital Services, Inc., Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%, 10/15/17	2/4/08	12,250,000	10,167,500	(2,082,500)
Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/3/05-5/20/10	11,760,000	10,598,112	(1,161,888)
Odebrecht Finance Ltd., 9.625% Sr. Unsec. Nts., 4/9/14	4/2/09	2,957,386	3,528,200	570,814
Salisbury International Investments Ltd., 4.671% Sec. Nts., Series 2006-003, Tranche E, 7/20/11	7/12/06	2,400,000	2,254,320	(145,680)
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20	9/27/10-9/28/10	9,999,000	10,057,238	58,238
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, Series 02, 12.606%, 1/5/11	7/6/10	6,607,718	6,723,118	115,400
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 12.684%, 11/24/10	5/27/10	9,277,746	9,322,374	44,628
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.915%, 3/23/11	9/22/10	10,417,986	10,435,436	17,450
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%, 3/9/11	9/23/10	5,086,396	5,070,616	(15,780)
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11	12/22/06	8,061,259	5,261,890	(2,799,369)

		$413,401,511	$422,578,560	$9,177,049

6.	When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See Note 1 of the accompanying Notes.

7.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8.	Issue is in default. See Note 1 of the accompanying Notes.

9.	Non-income producing security.

10.	Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

11.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12.	Interest rate will be determined at a later date.

13.	Rate shown is the 7-day yield as of September 30, 2010.
35 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

14.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2009	Additions	Reductions	September 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	240,101,093	6,736,282,572	6,946,210,076	30,173,589

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$30,173,589	$538,750

15.	The reference asset underlying the structured security is in default. See Note 1 of the accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$31,193,292	$—	$31,193,292
Foreign Government Obligations	—	10,171,158,090	1,209,461	10,172,367,551
Corporate Bonds and Notes	—	1,912,057,615	—	1,912,057,615
Common Stocks	2,573,394	—	—	2,573,394
Structured Securities	—	1,033,623,880	931	1,033,624,811
Options Purchased	27,812,000	31,805,980	—	59,617,980
Investment Company	30,173,589	—	—	30,173,589

Total Investments, at Value	60,558,983	13,179,838,857	1,210,392	13,241,608,232
Other Financial Instruments:
Unfunded purchase agreements	—	61,345	—	61,345
Appreciated swaps, at value	—	41,462,207	—	41,462,207
Depreciated swaps, at value	—	1,328,000	—	1,328,000
Futures margins	2,368,432	—	—	2,368,432
Foreign currency exchange contracts	—	123,907,255	—	123,907,255

Total Assets	$62,927,415	$13,346,597,664	$1,210,392	$13,410,735,471

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(12,806,104)	$—	$(12,806,104)
Appreciated options written, at value	—	(730,271)	—	(730,271)
Futures margins	(861,737)	—	—	(861,737)
Foreign currency exchange contracts	—	(70,118,731)	—	(70,118,731)

Total Liabilities	$(861,737)	$(83,655,106)	$—	$(84,516,843)

36 | OPPENHEIMER INTERNATIONAL BOND FUND

Currency contracts, forwards and unfunded purchase agreements, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$2,894,472,734	21.9%
Brazil	952,555,554	7.2
Mexico	690,508,740	5.2
Turkey	685,607,455	5.2
United Kingdom	618,135,625	4.7
Indonesia	568,355,589	4.3
Italy	524,642,749	4.0
South Africa	470,314,502	3.6
Spain	436,310,284	3.3
Russia	429,306,614	3.2
Poland	361,403,432	2.7
Canada	360,446,915	2.7
Colombia	359,939,272	2.7
Germany	346,345,685	2.6
United States	341,619,315	2.6
Australia	262,210,392	2.0
New Zealand	214,012,972	1.6
Korea, Republic of South	199,571,419	1.5
Egypt	198,336,588	1.5
Israel	195,838,308	1.5
Kazakhstan	195,801,692	1.5
Ukraine	194,681,854	1.5
India	148,707,079	1.1
Argentina	147,194,082	1.1
Venezuela	133,112,451	1.0
Philippines	116,373,628	0.9
Peru	113,479,086	0.9
Austria	90,132,855	0.7
Hungary	75,757,914	0.6
Greece	75,400,807	0.6
Ghana	74,627,375	0.6
Uruguay	71,713,000	0.5
Ireland	71,581,711	0.5
Belgium	69,561,958	0.5
The Netherlands	64,031,034	0.5
Malaysia	63,303,733	0.5
Panama	55,755,098	0.4
Denmark	48,206,829	0.4
Portugal	46,227,593	0.3
Dominican Republic	35,988,126	0.3
Sweden	32,814,426	0.2
European Union	31,380,746	0.2
France	29,013,590	0.2
Finland	28,044,345	0.2
Trinidad & Tobago	21,303,600	0.2
Chile	19,147,937	0.1
Norway	17,017,547	0.1
37 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Geographic Holdings Continued	Value	Percent

Supranational	$16,581,914	0.1%
Costa Rica	14,720,000	0.1
Qatar	12,862,200	0.1
Sri Lanka	10,057,238	0.1
Belize	5,337,500	—
Vietnam	1,755,140	—

Total	$13,241,608,232	100.0%

Foreign Currency Exchange Contracts as of September 30, 2010 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Banc of America:
Argentine Peso (ARP)	Buy	331,680	ARP	11/15/10-3/29/11	$82,207,804	$—	$116,524
Chilean Peso (CLP)	Buy	16,717,000	CLP	10/4/10	34,559,021	1,125,020	—
Chinese Renminbi
(Yuan) (CNY)	Buy	446,400	CNY	6/7/11	67,155,635	1,207,932	—
Euro (EUR)	Sell	15,675	EUR	10/6/10	21,368,046	—	1,564,969
Hong Kong Dollar (HKD)	Sell	494,600	HKD	11/3/10	63,756,668	—	126,152
New Taiwan Dollar (TWD)	Sell	1,960,000	TWD	11/15/10	62,776,183	—	1,024,451
New Zealand Dollar (NZD)	Buy	9,360	NZD	10/18/10	6,857,324	215,270	—
New Zealand Dollar (NZD)	Sell	9,360	NZD	10/18/10	6,857,324	—	2,902
South Korean Won (KRW)	Buy	67,925,000	KRW	11/29/10	59,413,951	746,651	—

						3,294,873	2,834,998
Bank Paribas Asia — FGN:
Euro (EUR)	Sell	18,198	EUR	10/4/10-11/10/10	24,805,627	—	392,383
Polish Zloty (PLZ)	Buy	329,265	PLZ	11/2/10	112,985,156	8,300,388	—
South African Rand (ZAR)	Buy	465,700	ZAR	11/15/10	66,308,277	1,713,847	—

						10,014,235	392,383
Barclay’s Capital:
Euro (EUR)	Buy	8,930	EUR	10/18/10	12,172,249	405,756	—
Euro (EUR)	Sell	88,380	EUR	11/10/10	120,445,916	—	10,943,096
Hungarian Forint (HUF)	Buy	17,062,000	HUF	11/10/10	83,743,094	7,895,128	—
Japanese Yen (JPY)	Buy	10,750,000	JPY	11/2/10	128,811,596	2,896,182	—
Japanese Yen (JPY)	Sell	1,621,000	JPY	10/29/10	19,422,773	—	148,100
Polish Zloty (PLZ)	Buy	30,190	PLZ	10/18/10	10,371,568	316,358	—

						11,513,424	11,091,196
Citigroup:
Chilean Peso (CLP)	Sell	16,717,000	CLP	10/4/10	34,559,021	—	2,255,639
Chinese Renminbi
(Yuan) (CNY)	Sell	436,700	CNY	11/2/10	65,275,072	—	1,106,347
Euro (EUR)	Sell	128,810	EUR	10/29/10-11/10/10	175,553,542	—	9,779,479
Indonesia Rupiah (IDR)	Buy	544,835,000	IDR	11/22/10	60,474,506	171,794	—
Indonesia Rupiah (IDR)	Sell	159,248,000	IDR	11/22/10	17,675,891	—	50,213
Japanese Yen (JPY)	Sell	2,042,064	JPY	10/6/10	24,463,007	—	997
Mexican Nuevo Peso (MXN)	Buy	772,355	MXN	11/16/10	61,039,510	1,342,880	—
Singapore Dollar (SGD)	Buy	24,970	SGD	11/10/10	18,985,533	1,046,074	—
38 | OPPENHEIMER INTERNATIONAL BOND FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Citigroup: Continued
Swedish Krona (SEK)	Buy	148,000	SEK	10/18/10	$21,946,810	$710,173	$—
Swedish Krona (SEK)	Sell	94,800	SEK	10/18/10	14,057,821	—	1,216,850

						3,270,921	14,409,525
Citigroup EM:
Colombian Peso (COP)	Sell	48,343,000	COP	11/23/10	26,829,930	—	58,970
Ghanaian Cedi (GHS)	Buy	7,759	GHS	10/5/10	5,444,660	—	—
Ghanaian Cedi (GHS)	Sell	8,525	GHS	10/5/10	5,982,271	—	—

						—	58,970
Credit Suisse:
Euro (EUR)	Buy	407,180	EUR	10/18/10-2/16/11	554,451,088	30,979,526	—
Euro (EUR)	Sell	207,200	EUR	11/10/10	282,376,034	—	16,210,281
Hungarian Forint (HUF)	Buy	18,140,000	HUF	11/10/10	89,034,095	5,117,194	—
Japanese Yen (JPY)	Sell	5,522,000	JPY	11/15/10	66,176,752	—	258,166
Mexican Nuevo Peso (MXN)	Buy	243,504	MXN	10/4/10	19,317,194	—	221,770
New Turkish Lira (TRY)	Buy	95,500	TRY	11/1/10	65,652,925	3,609,723	—
New Turkish Lira (TRY)	Sell	86,285	TRY	10/13/10	59,513,905	—	2,563,869
Norwegian Krone (NOK)	Buy	40,400	NOK	10/18/10	6,862,702	—	2,909
Norwegian Krone (NOK)	Sell	64,600	NOK	10/18/10	10,973,528	2,909	255,686
Russian Ruble (RUR)	Buy	614,995	RUR	10/7/10	20,095,586	463,265	35,649
Swiss Franc (CHF)	Buy	18,030	CHF	10/18/10	18,351,482	236,414	—
Swiss Franc (CHF)	Sell	43,650	CHF	10/18/10	44,428,296	—	1,461,418

						40,409,031	21,009,748
Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Sell	3,534	AUD	10/29/10	3,403,443	—	13,984
British Pound Sterling (GBP)	Buy	7,250	GBP	10/18/10	11,387,482	124,970	—
British Pound Sterling (GBP)	Sell	8,410	GBP	10/29/10	13,208,414	39,690	—
Canadian Dollar (CAD)	Buy	21,240	CAD	10/18/10	20,635,105	186,111	20,263
Canadian Dollar (CAD)	Sell	40,700	CAD	10/18/10-10/29/10	39,537,695	—	442,514
Japanese Yen (JPY)	Buy	3,577,000	JPY	11/10/10	42,865,108	4,292,209	—
Japanese Yen (JPY)	Sell	2,017,000	JPY	10/18/10	24,165,298	—	575,581
Kazakhstan Tenge (KZT)	Buy	918,400	KZT	2/28/11	6,214,839	—	54,103
Russian Ruble (RUR)	Buy	575,700	RUR	10/7/10	18,811,582	—	160,242
Swiss Franc (CHF)	Sell	3,261	CHF	10/29/10	3,319,492	—	6,242

						4,642,980	1,272,929
Deutsche Bank EM:
Kazakhstan Tenge (KZT)	Sell	918,400	KZT	2/28/11	6,214,839	5,695	6,934
Philippines Peso (PHP)	Buy	1,445,000	PHP	10/13/10	32,881,109	192,500	—
Russian Ruble (RUR)	Sell	5,900	RUR	10/7/10	192,788	—	8,154

						198,195	15,088
Goldman Sachs EM:
Brazilian Real (BRR)	Buy	109,150	BRR	11/3/10	64,040,555	548,030	—
Brazilian Real (BRR)	Sell	13,185	BRR	11/3/10	7,735,911	—	66,200
Mexican Nuevo Peso (MXN)	Buy	1,404,985	MXN	10/15/10	111,361,951	1,886,581	—

						2,434,611	66,200
39 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

HSBC EM
Israeli Shekel (ILS)	Sell	153,620	ILS	10/29/10	$42,150,320	$—	$2,073,098
JP Morgan Chase:
Euro (EUR)	Buy	140,285	EUR	11/10/10	191,183,021	22,799,075	—
Japanese Yen (JPY)	Sell	14,327,000	JPY	11/2/10-11/10/10	171,676,704	—	8,656,055
Malaysian Ringgit (MYR)	Buy	243,780	MYR	11/22/10	78,679,506	414,449	—
Mexican Nuevo Peso (MXN)	Buy	755,736	MXN	10/5/10-10/18/10	59,918,193	1,128,866	88,262
South Korean Won (KRW)	Sell	90,180,000	KRW	11/16/10	78,928,241	—	3,315,111

						24,342,390	12,059,428
JP Morgan EM:
Argentine Peso (ARP)	Buy	66,930	ARP	3/29/11	16,101,522	—	45,644
Chinese Renminbi
(Yuan) (CNY)	Buy	561,040	CNY	6/7/11-6/20/11	84,409,545	1,506,730	—
Indian Rupee (INR)	Buy	9,740,700	INR	11/3/10	215,401,671	10,074,942	—
Malaysian Ringgit (MYR)	Buy	238,140	MYR	11/30/10	76,816,845	1,615,531	—
Malaysian Ringgit (MYR)	Sell	60,925	MYR	11/10/10	19,679,813	—	711,881
Philippines Peso (PHP)	Buy	1,444,000	PHP	10/13/10	32,858,354	188,671	—
Russian Ruble (RUR)	Buy	426,980	RUR	10/7/10	13,952,005	156,206	—
South Korean Won (KRW)	Buy	185,813,000	KRW	10/26/10-11/16/10	162,709,252	3,149,236	—

						16,691,316	757,525
Morgan Stanley & Co., Inc.
Kazakhstan Tenge (KZT)	Buy	917,400	KZT	2/28/11	6,208,071	—	60,463
Morgan Stanley EM
Kazakhstan Tenge (KZT)	Sell	917,400	KZT	2/28/11	6,208,071	5,271	—
Nomura Securities:
British Pound Sterling (GBP)	Buy	6,500	GBP	10/18/10	10,209,467	89,392	31,901
British Pound Sterling (GBP)	Sell	14,190	GBP	10/18/10	22,288,052	47,253	155,492
Japanese Yen (JPY)	Buy	1,394,000	JPY	10/18/10	16,701,252	275,717	—
Japanese Yen (JPY)	Sell	2,074,500	JPY	10/18/10	24,854,194	—	338,878

						412,362	526,271
RBS Greenwich Capital:
Polish Zloty (PLZ)	Sell	58,705	PLZ	11/2/10	20,144,241	—	964,928
Swiss Franc (CHF)	Buy	26,835	CHF	11/10/10	27,319,753	2,946,456	—
Swiss Franc (CHF)	Sell	69,030	CHF	11/15/10	70,280,670	—	2,069,207

						2,946,456	3,034,135
Santander EM
Peruvian New Sol (PEN)	Sell	21,760	PEN	12/10/10	7,805,835	—	23,288
Standard Chartered Bank EM
Ghanaian Cedi (GHS)	Buy	7,318	GHS	10/1/10	5,135,536	3,601	—
Standard New York Securities, Inc.
South African Rand (ZAR)	Sell	59,540	ZAR	11/1/10	8,497,412	—	433,486
State Street
Australian Dollar (AUD)	Buy	76,670	AUD	10/18/10	73,939,096	3,727,589	—

Total unrealized appreciation and depreciation						$123,907,255	$70,118,731

40 | OPPENHEIMER INTERNATIONAL BOND FUND

Futures Contracts as of September 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Euro-Bundesobligation	Buy	1,116	12/8/10	$199,956,212	$236,550
Euro-Bundesobligation, 10 yr.	Sell	327	12/8/10	58,589,320	(552,651)
FTSE 100 Index	Sell	786	12/17/10	68,274,011	13,822
Japan (Government of) Bonds, 10 yr.	Buy	126	12/9/10	216,470,053	2,781,488
NIKKEI 225 Index	Sell	686	12/9/10	76,916,148	(2,542,627)
U.S. Treasury Nts., 10 yr.	Buy	2,593	12/21/10	326,839,547	2,439,035
U.S. Treasury Nts., 10 yr.	Sell	2,884	12/21/10	363,519,188	(3,877,772)

					$(1,502,155)

Written Options as of September 30, 2010 are as follows:

		Number of	Exercise	Expiration	Premiums		Unrealized
Description	Type	Contracts	Price	Date	Received	Value	Appreciation

South Korean Won (KRW)	Call	7,217,000,000	$16.150	11/29/10	$1,587,113	$(188,105)	$1,399,008
South Korean Won (KRW)	Call	7,217,000,000	16.321	11/29/10	1,900,568	(177,581)	1,722,987
South Korean Won (KRW)	Call	7,217,000,000	16.000	11/29/10	1,587,113	(218,353)	1,368,760
South Korean Won (KRW)	Call	6,765,000,000	17.090	11/29/10	2,053,043	(83,351)	1,969,692
South Korean Won (KRW)	Call	6,765,000,000	17.450	11/29/10	2,045,604	(62,881)	1,982,723

					$9,173,441	$(730,271)	$8,443,170

Credit Default Swap Contracts as of September 30, 2010 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Bolivarian Republic of Venezuela
Credit Suisse International	Buy	$5,940	5.00%	9/20/15	$(1,556,775)	$1,328,000	$(228,775)

	Total	5,940			(1,556,775)	1,328,000	(228,775)
Development Bank of Kazakhstan JSC
Credit Suisse International	Sell	7,670	3.75	2/20/13	—	199,896	199,896

	Total	7,670			—	199,896	199,896
Islamic Republic of Pakistan
Citibank NA, New York	Sell	3,010	5.10	3/20/13	—	(146,148)	(146,148)

	Total	3,010				(146,148)	(146,148)
Istanbul Bond Co.
SA for Finansbank AS
Morgan Stanley & Co.
International Ltd.	Sell	10,410	1.30	3/24/13	—	(1,123,246)	(1,123,246)

	Total	10,410			—	(1,123,246)	(1,123,246)

			Grand Total Buys		(1,556,775)	1,328,000	(228,775)
			Grand Total Sells		—	(1,069,498)	(1,069,498)

		Total Credit Default Swaps			$(1,556,775)	$258,502	$(1,298,273)

41 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential		Reference
Asset on which	Payments for Selling		Asset Rating
the Fund Sold	Credit Protection	Amount	Range**
Protection	(Undiscounted)	Recoverable*	(unaudited)

Investment Grade Sovereign Debt	$18,080,000	$—	BBB–
Non-Investment Grade Sovereign Debt	3,010,000	—	B–

Total	$21,090,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Interest Rate Swap Contracts as of September 30, 2010 are as follows:

Interest Rate/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount (000’s)		the Fund	the Fund	Date	Value

BZDI:
Banco Santander SA, Inc.	96,790	BRR	BZDI	12.320%	1/2/17	$1,589,370
Credit Suisse International	98,450	BRR	BZDI	11.480	1/2/12	519,364
Goldman Sachs Group, Inc. (The)	38,900	BRR	BZDI	12.800	1/2/17	1,709,232
Goldman Sachs Group, Inc. (The)	120,000	BRR	BZDI	11.720	1/2/12	1,926,667
Goldman Sachs Group, Inc. (The)	53,700	BRR	BZDI	12.920	1/2/14	2,363,466
Goldman Sachs Group, Inc. (The)	26,730	BRR	BZDI	12.870	1/2/14	1,174,114
Goldman Sachs Group, Inc. (The)	273,070	BRR	BZDI	11.460	1/2/12	1,436,361
Goldman Sachs Group, Inc. (The)	99,100	BRR	BZDI	12.260	1/2/15	3,238,379
Goldman Sachs Group, Inc. (The)	45,260	BRR	BZDI	12.290	1/2/15	1,479,002
JPMorgan Chase Bank NA	56,300	BRR	BZDI	13.900	1/2/17	3,513,792
Morgan Stanley	279,530	BRR	BZDI	12.300	1/2/17	4,573,752
Morgan Stanley	237,030	BRR	BZDI	11.490	1/2/12	1,252,112

Total	1,424,860	BRR				24,775,611
Six-Month AUD BBR BBSW
Westpac Banking Corp.	140,135	AUD	5.660%	Six-Month AUD BBR BBSW	8/6/20	(1,339,726)
Six-Month GBP BBA LIBOR
Barclays Bank plc	80,540	GBP	Six-Month GBP BBA LIBOR	3.328	8/3/20	3,822,164
Six-Month JPY BBA LIBOR:
Citibank NA	3,596,000	JPY	1.391	Six-Month JPY BBA LIBOR	10/6/19	(1,961,623)
JPMorgan Chase Bank NA	3,644,000	JPY	1.563	Six-Month JPY BBA LIBOR	11/9/19	(2,384,996)
42 | OPPENHEIMER INTERNATIONAL BOND FUND

Interest Rate Swap Contracts: Continued

Interest Rate/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount (000’s)		the Fund	the Fund	Date	Value

Six-Month JPY BBA LIBOR: Continued
JPMorgan Chase Bank NA	3,823,000	JPY	1.077%	Six-Month JPY BBA LIBOR	8/7/20	$(83,949)

Total	11,063,000	JPY				(4,430,568)
Three-Month USD BBA LIBOR
Barclays Bank plc	128,000		Three-Month USD BBA LIBOR	2.500%	9/2/20	(458,268)

				Total Interest Rate Swaps		$22,369,213

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

GBP	British Pound Sterling

JPY	Japanese Yen

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)

BZDI	Brazil Interbank Deposit Rate
Total Return Swap Contracts as of September 30, 2010 are as follows:

Reference Entity/	Notional Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities:
Citibank NA	16,745	CHF	One-Month CHF BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	$643,739
Citibank NA	38,834	EUR	One-Month EURIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	1,828,022
Citibank NA	18,653	GBP	One-Month GBP BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	1,393,377
43 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities: Continued
Citibank NA	44,817	SEK	One-Month SEK STIBOR SIDE plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/12/11	$224,485
Citibank NA, New York	6,283,059	JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/14/11	2,484,802
Morgan Stanley	49,953	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/14/11	2,113,750

				Reference Entity Total		8,688,175
MSCI Daily Gross TR Europe Euro Index:
Citibank NA	3,754	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 60 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	39,244
Goldman Sachs Group, Inc. (The)	7,295	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	3,000
Goldman Sachs Group, Inc. (The)	21,168	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	8,470
44 | OPPENHEIMER INTERNATIONAL BOND FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily Gross TR Europe Euro Index: Continued
Goldman Sachs Group, Inc. (The)	12,466	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month Europe EURIBOR minus 3 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/17/11	$4,757
Morgan Stanley	21,785	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EURIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/11	(200,429)

				Reference Entity Total		(144,958)
MSCI Daily TR Gross EAFE USD Index:
Citibank NA	22,546		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/10	(2,163,435)
Goldman Sachs Group, Inc. (The)	788		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/8/11	(50,083)
Goldman Sachs Group, Inc. (The)	7,112		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/11/11	(418,096)
45 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
Goldman Sachs Group, Inc. (The)	$342	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily EAFE Gross USD Index	10/7/10	$(21,966)
Goldman Sachs Group, Inc. (The)	6,028	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/8/11	(419,998)
Morgan Stanley	13,523	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 35 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/10	(827,807)
UBS AG	17,583	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD LIBOR minus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily EAFE Gross USD Index	10/11/10	(1,206,334)

			Reference Entity Total		(5,107,719)
MSCI Daily TR Italy USD Index:
Goldman Sachs Group, Inc. (The)	12,700	One-Month USD BBA LIBOR minus 25 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Italy USD Index	If positive, the Total Return of the MSCI Daily Italy USD Index	3/4/11	890,049
46 | OPPENHEIMER INTERNATIONAL BOND FUND

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Italy USD Index: Continued
Goldman Sachs Group, Inc. (The)	$958		One-Month USD BBA LIBOR minus 25 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Italy USD Index	If positive, the Total Return of the MSCI Daily Italy USD Index	3/4/11	$73,364

				Reference Entity Total		963,413
MSCI Daily TR Net Emerging Markets Korea Price Return Index
UBS AG	13,166		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets Korea Price Return Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets Korea Price Return Index	8/8/11	1,193,524
MSCI Daily TR Net Spain USD Index
Citibank NA	13,442		One-Month USD BBA LIBOR minus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	9/7/11	795,229
MSCI Daily TR Net Switzerland USD Index
Citibank NA	13,155		One-Month USD BBA LIBOR and if negative, the absolute value of the Total Return of the MSCI Daily Net Switzerland USD Index	If positive, the absolute value of the Total Return of the MSCI Daily Net Switzerland USD Index	9/7/11	418,699
MSCI Malaysia TR Index
Nomura International	13,111		One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Malaysia Index	If positive, the Total Return of MSCI Malaysia Index	9/8/11	427,487
The ordinary shares of Novo Nordisk AS
Citibank NA	11,938	DKK	One-Month DKK BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of the ordinary shares of Novo Nordisk AS	If positive, the absolute value of the ordinary shares of Novo Nordisk AS	4/11/11	122,538

				Total of Total Return Swaps		$7,356,388

47 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound Sterling

JPY	Japanese Yen

SEK	Swedish Krona

Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

EAFE	Europe, Australasia, Far East

EURIBOR	Euro Interbank Offered Rate

MSCI	Morgan Stanley Capital International

STIBOR SIDE	Stockholm Interbank Offered Rate

TR	Total Return
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of September 30, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Banco Santander SA, Inc.	Interest Rate	96,790	BRR	$1,589,370
Barclays Bank plc:
	Interest Rate	80,540	GBP	3,822,164
	Interest Rate	128,000		(458,268)

				3,363,896
Citibank NA:
	Interest Rate	3,596,000	JPY	(1,961,623)
	Total Return	16,745	CHF	643,739
	Total Return	11,938	DKK	122,538
	Total Return	42,588	EUR	1,867,266
	Total Return	18,653	GBP	1,393,377
	Total Return	44,817	SEK	224,485
	Total Return	49,143		(949,507)

				1,340,275
Citibank NA, New York:
	Credit Default Sell Protection	3,010		(146,148)
	Total Return	6,283,059	JPY	2,484,802

				2,338,654
Credit Suisse International:
	Credit Default Buy Protection	5,940		1,328,000
	Credit Default Sell Protection	7,670		199,896
	Interest Rate	98,450	BRR	519,364

				2,047,260
Goldman Sachs Group, Inc. (The):
	Interest Rate	1,004,170	BRR	13,327,221
	Total Return	40,929	EUR	16,227
	Total Return	27,928		53,270

				13,396,718
48 | OPPENHEIMER INTERNATIONAL BOND FUND

Swap Summary: Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

JPMorgan Chase Bank NA:
	Interest Rate	128,000	BRR	$3,513,792
	Interest Rate	7,467,000	JPY	(2,468,945)

				1,044,847
Morgan Stanley:
	Interest Rate	407,530	BRR	5,825,864
	Total Return	21,785	EUR	(200,429)
	Total Return	49,953	GBP	2,113,750
	Total Return	13,523		(827,807)

				6,911,378
Morgan Stanley & Co. International Ltd.	Credit Default Sell Protection	10,410		(1,123,246)
Nomura International	Total Return	13,111		427,487
UBS AG	Total Return	30,749		(12,810)
Westpac Banking Corp.	Interest Rate	140,135	AUD	(1,339,726)

		Total Swaps		$29,984,103

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pounds Sterling

JPY	Japanese Yen

SEK	Swedish Krona
See accompanying Notes to Financial Statements.
49 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $12,221,798,959)	$13,211,434,643
Affiliated companies (cost $30,173,589)	30,173,589

13,241,608,232
Cash—foreign currencies (cost $5,518,551)	5,182,559
Unrealized appreciation on foreign currency exchange contracts	123,907,255
Appreciated swaps, at value (upfront payments $0)	41,462,207
Depreciated swaps, at value (upfront payments paid $1,556,775)	1,328,000
Unrealized appreciation on unfunded purchase agreements	61,345
Receivables and other assets:
Interest, dividends and principal paydowns	169,245,552
Investments sold	66,251,926
Shares of beneficial interest sold	37,153,601
Closed foreign currency contracts	36,477,102
Futures margins	2,368,432
Other	134,039

Total assets	13,725,180,250

Liabilities
Bank overdraft	3,372,613
Appreciated options written, at value (premiums received $9,173,441)	730,271
Unrealized depreciation on foreign currency exchange contracts	70,118,731
Depreciated swaps, at value (upfront payments $0)	12,806,104
Payables and other liabilities:
Investments purchased (including $31,537,101 purchased on a when-issued or delayed delivery basis)	135,970,813
Closed foreign currency contracts	31,789,714
Shares of beneficial interest redeemed	29,194,446
Dividends	8,961,901
Distribution and service plan fees	5,833,405
Transfer and shareholder servicing agent fees	1,855,556
Futures margins	861,737
Shareholder communications	811,088
Foreign capital gains tax	766,908
Trustees’ compensation	77,632
Other	1,188,599

Total liabilities	304,339,518

Net Assets	$13,420,840,732

50 | OPPENHEIMER INTERNATIONAL BOND FUND

Composition of Net Assets
Par value of shares of beneficial interest	$1,973,934
Additional paid-in capital	12,399,626,693
Accumulated net investment loss	(117,756,497)
Accumulated net realized gain on investments and foreign currency transactions	54,669,793
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,082,326,809

Net Assets	$13,420,840,732

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,406,874,747 and 1,088,579,353 shares of beneficial interest outstanding)	$6.80
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.14
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $286,028,942 and 42,191,210 shares of beneficial interest outstanding)	$6.78
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,029,423,799 and 299,319,800 shares of beneficial interest outstanding)	$6.78
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $310,337,780 and 45,738,362 shares of beneficial interest outstanding)	$6.79
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,388,175,464 and 498,105,181 shares of beneficial interest outstanding)	$6.80
See accompanying Notes to Financial Statements.
51 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Investment Income
Interest (net of foreign withholding taxes of $3,378,888)	$632,663,542
Dividends:
Unaffiliated companies	440
Affiliated companies	538,750
Other income	25,541

Total investment income	633,228,273

Expenses
Management fees	63,300,621
Distribution and service plan fees:
Class A	18,220,118
Class B	2,792,225
Class C	19,653,557
Class N	1,397,107
Transfer and shareholder servicing agent fees:
Class A	13,842,416
Class B	790,669
Class C	2,810,415
Class N	1,687,961
Class Y	3,374,445
Shareholder communications:
Class A	1,009,669
Class B	81,336
Class C	239,757
Class N	24,392
Class Y	436,807
Custodian fees and expenses	2,975,211
Trustees’ compensation	228,923
Other	695,415

Total expenses	133,561,044
Less waivers and reimbursements of expenses	(980,122)

Net expenses	132,580,922

Net Investment Income	500,647,351
52 | OPPENHEIMER INTERNATIONAL BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$288,244,269
Closing and expiration of option contracts written	12,890,288
Closing and expiration of futures contracts	(40,332,008)
Foreign currency transactions	(229,257,671)
Swap contracts	66,496,876

Net realized gain	98,041,754
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $766,908)	361,584,483
Translation of assets and liabilities denominated in foreign currencies	131,720,943
Futures contracts	(9,484,073)
Option contracts written	8,443,170
Swap contracts	(10,821,859)
Unfunded purchase agreements	1,167,725

Net change in unrealized appreciation/depreciation	482,610,389

Net Increase in Net Assets Resulting from Operations	$1,081,299,494

See accompanying Notes to Financial Statements.
53 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment income	$500,647,351	$369,005,716
Net realized gain (loss)	98,041,754	(262,291,069)
Net change in unrealized appreciation/depreciation	482,610,389	1,383,979,031

Net increase in net assets resulting from operations	1,081,299,494	1,490,693,678

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(296,432,756)	(372,822,341)
Class B	(8,864,193)	(12,930,907)
Class C	(65,570,834)	(77,799,820)
Class N	(10,206,685)	(12,309,153)
Class Y	(119,575,884)	(76,562,203)

	(500,650,352)	(552,424,424)

Distributions from net realized gain:
Class A	(55,884,772)	(52,156,975)
Class B	(2,086,033)	(2,183,553)
Class C	(14,369,469)	(12,393,467)
Class N	(1,990,184)	(1,894,000)
Class Y	(15,689,901)	(9,177,662)

	(90,020,359)	(77,805,657)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(110,452,426)	(1,511,654,702)
Class B	(8,501,080)	(52,578,865)
Class C	146,052,684	(162,539,726)
Class N	41,033,889	(20,010,553)
Class Y	1,347,593,402	377,834,983

	1,415,726,469	(1,368,948,863)

Net Assets
Total increase (decrease)	1,906,355,252	(508,485,266)
Beginning of period	11,514,485,480	12,022,970,746

End of period (including accumulated net investment income (loss) of $(117,756,497) and $127,755,296, respectively)	$13,420,840,732	$11,514,485,480

See accompanying Notes to Financial Statements.
54 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.54	$5.96	$6.41	$5.80	$6.01

Income (loss) from investment operations:
Net investment income[1]	.26	.22	.26	.24	.22
Net realized and unrealized gain (loss)	.31	.74	(.23)	.62	(.04)

Total from investment operations	.57	.96	.03	.86	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.33)	(.45)	(.24)	(.37)
Distributions from net realized gain	(.05)	(.05)	(.03)	(.01)	(.02)

Total dividends and/or distributions to shareholders	(.31)	(.38)	(.48)	(.25)	(.39)

Net asset value, end of period	$6.80	$6.54	$5.96	$6.41	$5.80

Total Return, at Net Asset Value[2]	9.04%	16.83%	(0.01)%	15.18%	3.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,406,875	$7,268,308	$8,241,801	$6,300,320	$4,075,172

Average net assets (in thousands)	$7,345,330	$6,632,191	$8,331,255	$4,988,412	$3,430,374

Ratios to average net assets:[3]
Net investment income	4.04%	3.77%	4.02%	3.97%	3.72%
Total expenses	0.98%[4]	0.99%[4]	0.92%[4]	0.94%[4]	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.98%	0.91%	0.93%	0.97%

Portfolio turnover rate	146%	112%	105%	68%	144%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	0.98%
Year Ended September 30, 2009	1.00%
Year Ended September 30, 2008	0.93%
Year Ended September 30, 2007	0.95%
See accompanying Notes to Financial Statements.
55 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.52	$5.94	$6.39	$5.78	$5.99

Income (loss) from investment operations:
Net investment income[1]	.20	.17	.21	.19	.17
Net realized and unrealized gain (loss)	.31	.74	(.24)	.62	(.04)

Total from investment operations	.51	.91	(.03)	.81	.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.28)	(.39)	(.19)	(.32)
Distributions from net realized gain	(.05)	(.05)	(.03)	(.01)	(.02)

Total dividends and/or distributions to shareholders	(.25)	(.33)	(.42)	(.20)	(.34)

Net asset value, end of period	$6.78	$6.52	$5.94	$6.39	$5.78

Total Return, at Net Asset Value[2]	8.13%	15.87%	(0.84)%	14.26%	2.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286,029	$284,424	$314,676	$259,285	$234,848

Average net assets (in thousands)	$279,115	$269,970	$311,097	$240,238	$229,871

Ratios to average net assets:[3]
Net investment income	3.18%	2.89%	3.19%	3.12%	2.88%
Total expenses	1.85%[4]	1.86%[4]	1.74%[4]	1.79%[4]	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.85%	1.73%	1.78%	1.83%

Portfolio turnover rate	146%	112%	105%	68%	144%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.85%
Year Ended September 30, 2009	1.87%
Year Ended September 30, 2008	1.75%
Year Ended September 30, 2007	1.80%
See accompanying Notes to Financial Statements.
56 | OPPENHEIMER INTERNATIONAL BOND FUND

Class C Year Ended September 30,	2010		2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.52		$5.94	$6.39	$5.78	$5.99
Income (loss) from investment operations:
Net investment income[1]	.21		.18	.21	.20	.17
Net realized and unrealized gain (loss)	.31		.74	(.23)	.62	(.03)

Total from investment operations	.52		.92	(.02)	.82	.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)		(.29)	(.40)	(.20)	(.33)
Distributions from net realized gain	(.05)		(.05)	(.03)	(.01)	(.02)

Total dividends and/or distributions to shareholders	(.26)		(.34)	(.43)	(.21)	(.35)

Net asset value, end of period	$6.78		$6.52	$5.94	$6.39	$5.78

Total Return, at Net Asset Value[2]	8.29%		16.04%	(0.74)%	14.39%	2.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,029,424		$1,812,805	$1,835,312	$1,357,937	$875,032

Average net assets (in thousands)	$1,965,153		$1,594,278	$1,833,929	$1,078,601	$717,977

Ratios to average net assets:[3]
Net investment income	3.34%		3.05%	3.29%	3.24%	2.98%
Total expenses	1.69	% [4]	1.71%[4]	1.64%[4]	1.67%[4]	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%		1.70%	1.63%	1.66%	1.71%

Portfolio turnover rate	146%		112%	105%	68%	144%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.69%
Year Ended September 30, 2009	1.72%
Year Ended September 30, 2008	1.65%
Year Ended September 30, 2007	1.68%
See accompanying Notes to Financial Statements.
57 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.52	$5.95	$6.40	$5.79	$6.00

Income (loss) from investment operations:
Net investment income[1]	.23	.20	.23	.22	.19
Net realized and unrealized gain (loss)	.32	.72	(.23)	.61	(.04)

Total from investment operations	.55	.92	—	.83	.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.30)	(.42)	(.21)	(.34)
Distributions from net realized gain	(.05)	(.05)	(.03)	(.01)	(.02)

Total dividends and/or distributions to shareholders	(.28)	(.35)	(.45)	(.22)	(.36)

Net asset value, end of period	$6.79	$6.52	$5.95	$6.40	$5.79

Total Return, at Net Asset Value[2]	8.80%	16.23%	(0.44)%	14.71%	2.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$310,338	$258,219	$258,223	$153,181	$63,432

Average net assets (in thousands)	$279,336	$233,767	$223,531	$112,319	$55,216

Ratios to average net assets:[3]
Net investment income	3.65%	3.37%	3.59%	3.56%	3.29%
Total expenses	1.65%[4]	1.68%[4]	1.49%[4]	1.61%[4]	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.38%	1.38%	1.34%	1.37%	1.42%

Portfolio turnover rate	146%	112%	105%	68%	144%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.65%
Year Ended September 30, 2009	1.69%
Year Ended September 30, 2008	1.50%
Year Ended September 30, 2007	1.62%
See accompanying Notes to Financial Statements.
58 | OPPENHEIMER INTERNATIONAL BOND FUND

Class Y Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.54	$5.96	$6.41	$5.80	$6.01

Income (loss) from investment operations:
Net investment income[1]	.28	.25	.28	.27	.24
Net realized and unrealized gain (loss)	.31	.73	(.23)	.62	(.04)

Total from investment operations	.59	.98	.05	.89	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.35)	(.47)	(.27)	(.39)
Distributions from net realized gain	(.05)	(.05)	(.03)	(.01)	(.02)

Total dividends and/or distributions to shareholders	(.33)	(.40)	(.50)	(.28)	(.41)

Net asset value, end of period	$6.80	$6.54	$5.96	$6.41	$5.80

Total Return, at Net Asset Value[2]	9.38%	17.26%	0.38%	15.63%	3.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,388,175	$1,890,729	$1,372,959	$454,240	$176,728

Average net assets (in thousands)	$2,732,256	$1,317,017	$932,774	$299,298	$97,992

Ratios to average net assets:[3]
Net investment income	4.38%	4.16%	4.39%	4.38%	4.11%
Total expenses	0.67%[4]	0.62%[4]	0.55%[4]	0.55%[4]	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.61%	0.54%	0.54%	0.56%

Portfolio turnover rate	146%	112%	105%	68%	144%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	0.67%
Year Ended September 30, 2009	0.63%
Year Ended September 30, 2008	0.56%
Year Ended September 30, 2007	0.56%
See accompanying Notes to Financial Statements.
59 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Bond Fund (the “Fund”) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s primary objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange
60 | OPPENHEIMER INTERNATIONAL BOND FUND

is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities
61 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$31,537,101
62 | OPPENHEIMER INTERNATIONAL BOND FUND

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of September 30, 2010 is as follows:

Cost	$57,190,931
Market Value	$5,542,842
Market Value as a % of Net Assets	0.04%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
63 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$—	$93,234,540	$39,242,870	$973,830,788

1.	The Fund had $34,113,747 of post-October foreign currency losses which were deferred.

2.	The Fund had $2,719 of post-October passive foreign investment company losses which were deferred.

3.	The Fund had $5,126,404 of straddle losses which were deferred.

4.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
64 | OPPENHEIMER INTERNATIONAL BOND FUND

Accordingly, the following amounts have been reclassified for September 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments[6]

$19,292,817	$245,508,792	$226,215,975

6.	$19,315,163, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

Distributions paid from:
Ordinary income	$590,670,711	$590,692,168
Long-term capital gain	—	39,537,913

Total	$590,670,711	$630,230,081

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$12,253,675,265
Federal tax cost of other investments	1,497,257,198

Total federal tax cost	$13,750,932,463

Gross unrealized appreciation	$1,097,967,949
Gross unrealized depreciation	(124,137,161)

Net unrealized appreciation	$973,830,788

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net
65 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
66 | OPPENHEIMER INTERNATIONAL BOND FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	413,552,195	$2,683,284,275	340,792,548	$2,032,368,563
Dividends and/or distributions reinvested	44,899,820	288,851,058	58,327,085	344,498,470
Redeemed	(481,006,084)	(3,082,587,759)	(670,603,173)	(3,888,521,735)

Net decrease	(22,554,069)	$(110,452,426)	(271,483,540)	$(1,511,654,702)

Class B
Sold	12,119,738	$78,314,631	9,517,884	$56,273,726
Dividends and/or distributions reinvested	1,328,034	8,511,119	2,033,288	11,965,850
Redeemed	(14,895,865)	(95,326,830)	(20,887,445)	(120,818,441)

Net decrease	(1,448,093)	$(8,501,080)	(9,336,273)	$(52,578,865)

Class C
Sold	92,547,734	$599,983,342	64,077,684	$385,185,916
Dividends and/or distributions reinvested	8,559,194	54,852,181	10,123,011	59,674,218
Redeemed	(79,888,240)	(508,782,839)	(105,040,107)	(607,399,860)

Net increase (decrease)	21,218,688	$146,052,684	(30,839,412)	$(162,539,726)

Class N
Sold	22,530,911	$145,064,683	17,705,473	$104,108,127
Dividends and/or distributions reinvested	1,750,642	11,237,134	2,264,130	13,330,760
Redeemed	(18,125,733)	(115,267,928)	(23,821,820)	(137,449,440)

Net increase (decrease)	6,155,820	$41,033,889	(3,852,217)	$(20,010,553)

Class Y
Sold	353,980,672	$2,279,546,391	156,373,133	$943,561,040
Dividends and/or distributions reinvested	17,207,750	110,715,751	13,552,941	80,286,547
Redeemed	(162,208,516)	(1,042,668,740)	(111,183,259)	(646,012,604)

Net increase	208,979,906	$1,347,593,402	58,742,815	$377,834,983

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$17,192,424,635	$15,620,288,598
67 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund paid the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48
Effective September 1, 2010, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2010, the Fund paid $21,551,657 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers
68 | OPPENHEIMER INTERNATIONAL BOND FUND

that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class B	$7,746,156
Class C	32,871,855
Class N	5,013,491
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2010	$2,006,313	$164,047	$697,760	$477,468	$14,529
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2010, the Manager waived fees and/or reimbursed the Fund $230,149 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
69 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
During the year ended September 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class N	$749,973
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
70 | OPPENHEIMER INTERNATIONAL BOND FUND

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $198,499,842, which represents gross payments to be received
71 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $114,781,078 as of September 30, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of September 30, 2010 the Fund has required certain counterparties to post collateral of $30,750,026.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of September 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $9,221,314 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of September 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
     Average derivative balances during the period were consistent with the period-end positions shown on the Statement of Investments.
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Valuations of derivative instruments as of September 30, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments*	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$199,896		Depreciated swaps, at value	$1,269,394
Credit contracts	Depreciated swaps, at value	1,328,000
Equity contracts	Appreciated swaps, at value	12,664,536		Depreciated swaps, at value	5,308,148
Interest rate contracts	Appreciated swaps, at value	28,597,775		Depreciated swaps, at value	6,228,562
Equity contracts	Futures margins	1,853,410	**
Interest rate contracts	Futures margins	515,022	**	Futures margins	861,737	**
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	123,903,655		Unrealized depreciation on foreign currency exchange contracts	69,775,827
Foreign exchange contracts	Investments, at value	31,805,980	***	Appreciated written options, at value	730,271
Interest rate contracts	Investments, at value	27,812,000	***

Total		$228,680,274			$84,173,939

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

***	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivative
	Investments
	from
	unaffiliated	Closing
	companies	and	Closing
Derivatives Not	(including	expiration	and
Accounted for	premiums on	of option	expiration	Foreign
as Hedging	options	contracts	of futures	currency	Swap
Instruments*	exercised)**	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$(3,367,596)	$(3,367,596)
Equity contracts	—	—	(2,734,534)	—	(9,562,905)	(12,297,439)
Foreign exchange contracts	(31,349,806)	12,890,288	—	38,586,369	1,275,656	21,402,507
Interest rate contracts	—	—	(37,597,474)	—	78,151,721	40,554,247

Total	$(31,349,806)	$12,890,288	$(40,332,008)	$38,586,369	$66,496,876	$46,291,719

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation of
				assets and
Derivatives Not				liabilities
Accounted		Option		denominated
for as Hedging		contracts	Futures	in foreign
Instruments*	Investments**	written	contracts	currencies	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$14,229,979	$14,229,979
Equity contracts	—	—	(4,412,455)	—	7,411,803	2,999,348
Foreign exchange contracts	9,884,533	8,443,170	—	23,240,458	(376)	41,567,785
Interest rate contracts	—	—	(5,071,618)	—	(32,463,265)	(37,534,883)

Total	$9,884,533	$8,443,170	$(9,484,073)	$23,240,458	$(10,821,859)	$21,262,229

*	Contracts used for currency conversion purposes are not included in this table.

**	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency.
74 | OPPENHEIMER INTERNATIONAL BOND FUND

These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable
75 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
76 | OPPENHEIMER INTERNATIONAL BOND FUND

Written option activity for the year ended September 30, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of September 30, 2009	—	$—	—	$—
Options written	55,927,915,000	21,059,046	8,898,040,000	7,362,018
Options closed or expired	(14,904,980,000)	(8,784,059)	(6,301,230,000)	(4,106,229)
Options exercised	(5,841,935,000)	(3,101,546)	(2,596,810,000)	(3,255,789)

Options outstanding as of September 30, 2010	35,181,000,000	$9,173,441	—	$—

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or
77 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
78 | OPPENHEIMER INTERNATIONAL BOND FUND

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counter-parties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.
     As of September 30, 2010, the Fund had no such currency swap agreements outstanding.
79 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Restricted Securities
As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Unfunded Purchase Agreements
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $20,441,825 at September 30, 2010. The following agreements are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.
As of September 30, 2010, the Fund had unfunded purchase agreements as follows:

	Commitment
	Termination	Unfunded
	Date	Amount

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.	10/23/13	$16,060,096

	Commitment
	Interest	Termination	Unfunded	Unrealized
	Rate	Date	Amount	Appreciation

Deutsche Bank AG; An unfunded commitment that the Fund receives 0.125% quarterly; and will pay out, upon request, up to 4,381,729 USD to a Peruvian Trust through Deutsche Bank’s Global Note Program. Upon funding requests, the unfunded portion decreases and new structured securities will be created and held by the fund to maintain a consistent exposure level.	0.50%	10/15/10	$4,381,729	$61,345
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and
80 | OPPENHEIMER INTERNATIONAL BOND FUND

regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
81 | OPPENHEIMER INTERNATIONAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Bond Fund, including the statement of investments, as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer International Bond Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund as of September 30, 2010, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 17, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2010 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2010, the maximum amount allowable but not less than $41,896,995 or 8.37% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz and Sara Zervos, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international income funds and global income funds. The Board noted that the Fund’s one-, three-, five- and ten-year performance was better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load international income funds and global income funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were higher than its expense group median. The Board then considered that the Manager agreed to implement an additional fee breakpoint for the Fund, reducing its advisory fee by 3 basis points whenever the Fund’s assets under management exceed $15 billion.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Manager agreed to a revised breakpoint schedule. Effective September 1, 2010 the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund’s assets grow: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, 0.50% of the next $4 billion, 0.48% of the next $10 billion, and 0.45% of average annual net assets in excess of $15 billion.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1998) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

F. William Marshall, Jr., Continued	the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Zervos, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Arthur P. Steinmetz, Vice President and Portfolio Manager (since 2004) Age: 51	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Vice President and Portfolio Manager (since 2009) Age: 41	Vice President of the Manager (since April 2008). Prior to joining the Manager, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
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OPPENHEIMER INTERNATIONAL BOND FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
93 | OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
94 | OPPENHEIMER INTERNATIONAL BOND FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $60,700 in fiscal 2010 and $52,400 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $359,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $6,933 in fiscal 2010 and $10,242 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $366,833 in fiscal 2010 and $221,782 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The

Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date: 11/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date: 11/09/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 11/09/2010